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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 1, 2005

                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of January 1, 2005, providing for the issuance of
            ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-WCH1)

                           Park Place Securities, Inc.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                333-121784-01            34-1993512
           --------                -------------            ----------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)             File Number)        Identification Number)


1100 Town & Country Road, Suite 1100
Orange, California                                             92868
------------------                                             -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

            On January 26, 2005, a series of certificates, entitled Park Place Securities Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Park Place Securities Inc. as depositor (the "Depositor"), JPMorgan Chase Bank, National Association ("JPMorgan") as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of twenty-two classes of certificates (collectively, the "Certificates"), designated as the Class A-1A Certificates, Class A-1B Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-3A Certificates, Class A-3B Certificates, Class A-3C Certificates, Class A-3D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,900,000,241 as of January 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated January 21, 2005, between Ameriquest Mortgage Company ("Ameriquest") and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1A Certificates, Class A-1B Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-3A Certificates, Class A-3B Certificates, Class A-3C Certificates, Class A-3D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates were sold by the Depositor to J.P. Morgan Securities Inc. as Representative of the several Underwriters (collectively the "Underwriters"), pursuant to an Underwriting Agreement, dated January 21, 2005 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.





                                       2
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            The Certificates have the following initial Certificate Balances and
Pass-Through Rates:


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     CLASS                  INITIAL CERTIFICATE              PASS-THROUGH
                            PRINCIPAL BALANCE(1)                 RATE

    Offered
 Certificates
  Class A-1A                 $   596,720,000                  Variable(2)
  Class A-1B                 $   149,180,000                  Variable(2)
  Class A-2A                 $   315,600,000                  Variable(2)
  Class A-2B                 $    78,900,000                  Variable(2)
  Class A-3A                 $   144,800,000                  Variable(2)
  Class A-3B                 $   157,000,000                  Variable(2)
  Class A-3C                 $    29,580,000                  Variable(2)
  Class A-3D                 $    36,820,000                  Variable(2)
  Class M-1                  $    21,850,000                  Variable(2)
  Class M-2                  $    88,350,000                  Variable(2)
  Class M-3                  $    32,300,000                  Variable(2)
  Class M-4                  $    42,750,000                  Variable(2)
  Class M-5                  $    31,350,000                  Variable(2)
  Class M-6                  $    23,750,000                  Variable(2)
  Class M-7                  $    25,650,000                  Variable(2)
  Class M-8                  $    18,050,000                  Variable(2)
  Class M-9                  $    19,950,000                  Variable(2)
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(1)   Approximate.
(2) The pass-through rate on each class of Adjustable-Rate Certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in this prospectus supplement.


            The Certificates, other than the Class M-10 Certificates, the Class CE Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated January 21, 2005 (the "Prospectus Supplement"), and the Prospectus, dated January 21, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, the Class CE Certificates, the Class P Certificates and, the Class R Certificates the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement





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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)   Not applicable

                  (b)   Not applicable

                  (c)   Exhibits


Exhibit No.                          Description
-----------                          -----------
4.1 Pooling and Servicing Agreement, dated as of January 1, 2005, by and among Park Place Securities Inc. as Depositor, JPMorgan Chase Bank, National Association as Master Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2005-WCH1 Certificates.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 10, 2005


                                             AMERIQUEST MORTGAGE SECURITIES INC.


                                             By: /s/ John P. Grazer
                                                --------------------------------
                                             Name:  John P. Grazer
                                             Title: CFO

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                                Index to Exhibits
                                -----------------

                                                                Sequentially
Exhibit No.                    Description                      Numbered Page
-----------                    -----------                      -------------

    4.1             Pooling and Servicing Agreement,                 7
                    dated as of January 1, 2005, by and
                    among Park Place Securities Inc. as
                    Depositor, JPMorgan Chase Bank,
                    National Association as Master
                    Servicer and Wells Fargo Bank, N.A.
                    as Trustee relating to the Series
                    2005-WCH1 Certificates.